EXHIBIT 99.6

                                              MONTHLY OPERATING REPORT

CASE  NAME: OK TURBINES, INC.                      ACCRUAL BASIS

CASE  NUMBER: 00-42146-BJH-11                 02/13/95, RWD, 2/96

JUDGE:  BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JUNE 30, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ DREW KEITH                                                 CFO
--------------------------------------------       -----------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                       TITLE

Drew Keith                                                   7/20/00
--------------------------------------------       -----------------------------
PRINTED NAME OF RESPONSIBLE PARTY                              DATE

PREPARER:

/s/ JESSICA L. WILSON                                   Corporate Controller
--------------------------------------------       -----------------------------
ORIGINAL SIGNATURE OF PREPARER                                TITLE

Jessica L. Wilson                                            7/20/00
--------------------------------------------       -----------------------------
PRINTED NAME OF PREPARER                                       DATE

                                                   MONTHLY OPERATING REPORT

CASE  NAME: OK TURBINES, INC.                                ACCRUAL BASIS-1

CASE  NUMBER: 00-42146-BJH-11                      02/13/95, RWD, 2/96



COMPARATIVE  BALANCE  SHEET

                                                                   MONTH              MONTH              MONTH
                                            SCHEDULE        ------------------------------------------------------
ASSETS                                       AMOUNT              MAY 2000           JUNE 2000
------------------------------------------------------------------------------------------------------------------
1.     UNRESTRICTED  CASH                        $299,835           $320,507           $369,827
------------------------------------------------------------------------------------------------------------------
2.     RESTRICTED  CASH                                $0                                    $0
------------------------------------------------------------------------------------------------------------------
3.     TOTAL  CASH                               $299,835           $320,507           $369,827                $0
------------------------------------------------------------------------------------------------------------------
4.     ACCOUNTS  RECEIVABLE  (NET)               $569,077           $594,876           $532,816
------------------------------------------------------------------------------------------------------------------
5.     INVENTORY                               $4,135,448         $3,987,278         $3,959,514
------------------------------------------------------------------------------------------------------------------
6.     NOTES  RECEIVABLE                               $0                 $0                 $0
------------------------------------------------------------------------------------------------------------------
7.     PREPAID  EXPENSES                               $0                 $0                 $0
------------------------------------------------------------------------------------------------------------------
8.     OTHER  (ATTACH  LIST)                      $30,000        ($1,101,672)       ($1,007,671)
------------------------------------------------------------------------------------------------------------------
9.     TOTAL  CURRENT  ASSETS                  $5,034,360         $3,800,990         $3,854,486                $0
------------------------------------------------------------------------------------------------------------------
10.    PROPERTY,  PLANT  &  EQUIPMENT            $474,012           $568,177           $568,176
------------------------------------------------------------------------------------------------------------------
11.    LESS:  ACCUMULATED
       DEPRECIATION / DEPLETION                        $0            $97,964           $102,290
------------------------------------------------------------------------------------------------------------------
12.    NET  PROPERTY,  PLANT  &
       EQUIPMENT                                 $474,012           $470,213           $465,886                $0
------------------------------------------------------------------------------------------------------------------
13.    DUE FROM INSIDERS                               $0                 $0                 $0
------------------------------------------------------------------------------------------------------------------
14.    OTHER  ASSETS  -  NET  OF
       AMORTIZATION  (ATTACH  LIST)                    $0                 $0                 $0
------------------------------------------------------------------------------------------------------------------
15.    OTHER (ATTACH LIST)                             $0                 $0                 $0
------------------------------------------------------------------------------------------------------------------
16.    TOTAL ASSETS                            $5,508,372         $4,271,202         $4,320,372                $0
------------------------------------------------------------------------------------------------------------------
POSTPETITION  LIABILITIES
------------------------------------------------------------------------------------------------------------------
17.    ACCOUNTS  PAYABLE                                              $8,923            $28,543
------------------------------------------------------------------------------------------------------------------
18.    TAXES  PAYABLE                                                     $0                 $0
------------------------------------------------------------------------------------------------------------------
19.    NOTES  PAYABLE                                                     $0                 $0
------------------------------------------------------------------------------------------------------------------
20.    PROFESSIONAL  FEES                                                 $0                 $0
------------------------------------------------------------------------------------------------------------------
21.    SECURED  DEBT                                                      $0                 $0
------------------------------------------------------------------------------------------------------------------
22.    OTHER  (ATTACH  LIST)                                              $0                 $0
------------------------------------------------------------------------------------------------------------------
23.    TOTAL  POSTPETITION
       LIABILITIES                                                    $8,923            $28,543                $0
------------------------------------------------------------------------------------------------------------------
PREPETITION  LIABILITIES
------------------------------------------------------------------------------------------------------------------
24.    SECURED  DEBT                                   $0                 $0                 $0
------------------------------------------------------------------------------------------------------------------
25.    PRIORITY  DEBT                             $28,268                 $0                 $0
------------------------------------------------------------------------------------------------------------------
26.    UNSECURED  DEBT                           $493,554           $522,825           $522,843
------------------------------------------------------------------------------------------------------------------
27.    OTHER (ATTACH LIST)                             $0                 $0                 $0
------------------------------------------------------------------------------------------------------------------
28.    TOTAL  PREPETITION  LIABILITIES           $521,822           $522,825           $522,843                $0
------------------------------------------------------------------------------------------------------------------
29.    TOTAL LIABILITIES                         $521,822           $531,747           $551,386                $0
------------------------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------------------------
30.    PREPETITION  OWNERS'  EQUITY                               $3,790,619         $3,790,619
------------------------------------------------------------------------------------------------------------------
31.    POSTPETITION  CUMULATIVE
       PROFIT  OR  (LOSS)                                           ($51,164)          ($21,633)
------------------------------------------------------------------------------------------------------------------
32.    DIRECT  CHARGES  TO  EQUITY
       (ATTACH  EXPLANATION)
------------------------------------------------------------------------------------------------------------------
33.    TOTAL  EQUITY                                   $0         $3,739,455         $3,768,986                $0
------------------------------------------------------------------------------------------------------------------
34.    TOTAL  LIABILITIES  &
       OWNERS'  EQUITY                           $521,822         $4,271,202         $4,320,372                $0
------------------------------------------------------------------------------------------------------------------

                                                   MONTHLY OPERATING REPORT

CASE  NAME: OK TURBINES, INC.                      ACCRUAL BASIS-2

CASE  NUMBER: 00-42146-BJH-11                      02/13/95, RWD, 2/96

INCOME STATEMENT

                                             MONTH          MONTH           MONTH
                                         ----------------------------------------------   QUARTER
REVENUES                                    MAY 2000      JUNE 2000                        TOTAL
------------------------------------------------------------------------------------------------------
1.    GROSS  REVENUES                          $296,737       $340,263                       $637,000
------------------------------------------------------------------------------------------------------
2.    LESS:  RETURNS & DISCOUNTS                     $0             $0                             $0
------------------------------------------------------------------------------------------------------
3.    NET  REVENUE                             $296,737       $340,263              $0       $637,000
------------------------------------------------------------------------------------------------------
COST  OF  GOODS  SOLD
------------------------------------------------------------------------------------------------------
4.    MATERIAL                                 $258,368       $219,977                       $478,345
------------------------------------------------------------------------------------------------------
5.    DIRECT  LABOR                             $41,241        $29,831                        $71,072
------------------------------------------------------------------------------------------------------
6.    DIRECT  OVERHEAD                           $6,467           $928                         $7,395
------------------------------------------------------------------------------------------------------
7.    TOTAL  COST  OF  GOODS  SOLD             $306,076       $250,736              $0       $556,812
------------------------------------------------------------------------------------------------------
8.    GROSS  PROFIT                             ($9,338)       $89,527              $0        $80,189
------------------------------------------------------------------------------------------------------
OPERATING  EXPENSES
------------------------------------------------------------------------------------------------------
9.    OFFICER / INSIDER  COMPENSATION            $7,933        $11,900                        $19,833
------------------------------------------------------------------------------------------------------
10.   SELLING  &  MARKETING                        $207         $1,027                         $1,234
------------------------------------------------------------------------------------------------------
11.   GENERAL & ADMINISTRATIVE                  $23,532        $37,185                        $60,717
------------------------------------------------------------------------------------------------------
12.   RENT  &  LEASE                             $6,353         $2,334                         $8,687
------------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                            $0             $0                             $0
------------------------------------------------------------------------------------------------------
14.   TOTAL  OPERATING  EXPENSES                $38,025        $52,446              $0        $90,471
------------------------------------------------------------------------------------------------------
15.   INCOME  BEFORE  NON-OPERATING
      INCOME & EXPENSE                         ($47,363)       $37,081              $0       ($10,282)
------------------------------------------------------------------------------------------------------
OTHER  INCOME  &  EXPENSES
------------------------------------------------------------------------------------------------------
16.   NON-OPERATING INCOME (ATT.  LIST)              $0             $0                             $0
------------------------------------------------------------------------------------------------------
17.   NON-OPERATING EXPENSE (ATT.  LIST)             $0             $0                             $0
------------------------------------------------------------------------------------------------------
18.   INTEREST  EXPENSE                              $0             $0                             $0
------------------------------------------------------------------------------------------------------
19.   DEPRECIATION / DEPLETION                   $3,801         $3,800                         $7,601
------------------------------------------------------------------------------------------------------
20.   AMORTIZATION                                   $0             $0                             $0
------------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                            $0             $0                             $0
------------------------------------------------------------------------------------------------------
22.   NET  OTHER INCOME & EXPENSES               $3,801         $3,800              $0         $7,601
------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
------------------------------------------------------------------------------------------------------
23.   PROFESSIONAL  FEES                             $0             $0                             $0
------------------------------------------------------------------------------------------------------
24.   U.S.  TRUSTEE  FEES                            $0         $3,750                         $3,750
------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                            $0             $0                             $0
------------------------------------------------------------------------------------------------------
26.   TOTAL  REORGANIZATION  EXPENSES                $0         $3,750              $0         $3,750
------------------------------------------------------------------------------------------------------
27.   INCOME  TAX                                    $0             $0                             $0
------------------------------------------------------------------------------------------------------
28.   NET  PROFIT  (LOSS)                      ($51,164)       $29,531              $0       ($21,633)
------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE  NAME: OK TURBINES, INC.                           ACCRUAL BASIS-3

CASE  NUMBER: 00-42146-BJH-11                           02/13/95, RWD, 2/96


                                             MONTH            MONTH           MONTH
CASH RECEIPTS AND                       --------------------------------------------------    QUARTER
DISBURSEMENTS                               MAY 2000        JUNE 2000                          TOTAL
----------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING  OF  MONTH               $299,835        $320,507                         $300,337
----------------------------------------------------------------------------------------------------------
RECEIPTS  FROM  OPERATIONS
----------------------------------------------------------------------------------------------------------
2.    CASH  SALES                                     $0              $0                               $0
----------------------------------------------------------------------------------------------------------
COLLECTION  OF  ACCOUNTS  RECEIVABLE
----------------------------------------------------------------------------------------------------------
3.    PREPETITION                               $213,597         $76,191                         $289,788
----------------------------------------------------------------------------------------------------------
4.    POSTPETITION                               $48,336        $332,937                         $381,273
----------------------------------------------------------------------------------------------------------
5.    TOTAL  OPERATING  RECEIPTS                $261,933        $409,128               $0        $671,061
----------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
----------------------------------------------------------------------------------------------------------
6.    LOANS  &  ADVANCES  (ATTACH  LIST)              $0              $0                               $0
----------------------------------------------------------------------------------------------------------
7.    SALE  OF  ASSETS                                $0              $0                               $0
----------------------------------------------------------------------------------------------------------
8.    OTHER  (ATTACH  LIST)                       $1,773              $0                           $1,773
----------------------------------------------------------------------------------------------------------
9.    TOTAL  NON-OPERATING  RECEIPTS              $1,773              $0               $0          $1,773
----------------------------------------------------------------------------------------------------------
10.   TOTAL  RECEIPTS                           $263,706        $409,128               $0        $672,834
----------------------------------------------------------------------------------------------------------
11.   TOTAL  CASH  AVAILABLE                    $563,541        $729,635               $0        $973,171
----------------------------------------------------------------------------------------------------------
OPERATING  DISBURSEMENTS
----------------------------------------------------------------------------------------------------------
12.   NET  PAYROLL                               $94,856         $84,784                         $179,640
----------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                          $7,086          $6,414                          $13,500
----------------------------------------------------------------------------------------------------------
14.   SALES,  USE  &  OTHER  TAXES  PAID              $0              $0                               $0
----------------------------------------------------------------------------------------------------------
15.   SECURED / RENTAL / LEASES                   $2,720          $2,772                           $5,492
----------------------------------------------------------------------------------------------------------
16.   UTILITIES                                      $77          $1,597                           $1,674
----------------------------------------------------------------------------------------------------------
17.   INSURANCE                                       $0              $0                               $0
----------------------------------------------------------------------------------------------------------
18.   INVENTORY  PURCHASES                       $54,273        $222,585                         $276,858
----------------------------------------------------------------------------------------------------------
19.   VEHICLE  EXPENSES                               $0             $87                              $87
----------------------------------------------------------------------------------------------------------
20.   TRAVEL                                        $129             $18                             $147
----------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                 $212            $525                             $737
----------------------------------------------------------------------------------------------------------
22.   REPAIRS  &  MAINTENANCE                    $51,338         $23,087                          $84,425
----------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                    $2,016          $2,295                           $4,311
----------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                     $0            $288                             $288
----------------------------------------------------------------------------------------------------------
25.   OTHER  (ATTACH  LIST)                      $20,829         $15,356                          $36,185
----------------------------------------------------------------------------------------------------------
26.   TOTAL  OPERATING  DISBURSEMENTS           $243,535        $359,808               $0        $603,344
----------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
----------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL  FEES                              $0              $0                               $0
----------------------------------------------------------------------------------------------------------
28.   U.S.  TRUSTEE  FEES                             $0              $0                               $0
----------------------------------------------------------------------------------------------------------
29.   OTHER  (ATTACH  LIST)                           $0              $0                               $0
----------------------------------------------------------------------------------------------------------
30.   TOTAL  REORGANIZATION  EXPENSES                 $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
31.   TOTAL  DISBURSEMENTS                      $243,536        $359,808               $0        $603,344
----------------------------------------------------------------------------------------------------------
32.   NET  CASH  FLOW                            $20,170         $49,320               $0         $69,490
----------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                       $320,005        $369,827               $0        $369,827
----------------------------------------------------------------------------------------------------------

                                                   MONTHLY OPERATING REPORT

CASE  NAME: OK TURBINES, INC.                       ACCRUAL BASIS-4

CASE  NUMBER: 00-42146-BJH-11                      02/13/95, RWD, 2/96


                                                                         MONTH           MONTH            MONTH
                                                    SCHEDULE      ------------------------------------------------
ACCOUNTS  RECEIVABLE  AGING                          AMOUNT            MAY 2000        JUNE 2000
------------------------------------------------------------------------------------------------------------------
1.     0-30                                                             $265,885         $241,426
------------------------------------------------------------------------------------------------------------------
2.     31-60                                                            $123,329          $38,890
------------------------------------------------------------------------------------------------------------------
3.     61-90                                                            $131,150          $82,367
------------------------------------------------------------------------------------------------------------------
4.     91+                                                               $87,356         $182,977
------------------------------------------------------------------------------------------------------------------
5.     TOTAL  ACCOUNTS  RECEIVABLE                            $0        $607,720         $545,660              $0
------------------------------------------------------------------------------------------------------------------
6.     AMOUNT  CONSIDERED  UNCOLLECTIBLE                                 $12,844          $12,844
------------------------------------------------------------------------------------------------------------------
7.     ACCOUNTS  RECEIVABLE  (NET)                            $0        $594,876         $532,816              $0
------------------------------------------------------------------------------------------------------------------



AGING  OF  POSTPETITION  TAXES  AND  PAYABLES                             MONTH:    June 2000

                                     0-30            31-60            61-90            91+
TAXES  PAYABLE                       DAYS             DAYS            DAYS             DAYS            TOTAL
------------------------------------------------------------------------------------------------------------------
1.     FEDERAL                               $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
2.     STATE                                 $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
3.     LOCAL                                 $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
4.     OTHER (ATTACH LIST)                   $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
5.     TOTAL  TAXES  PAYABLE                 $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
6.     ACCOUNTS  PAYABLE                $28,543               $0              $0               $0         $28,543
------------------------------------------------------------------------------------------------------------------



STATUS  OF  POSTPETITION  TAXES                                           MONTH:    June 2000

                                                   BEGINNING         AMOUNT                           ENDING
                                                      TAX         WITHHELD AND/       AMOUNT            TAX
FEDERAL                                            LIABILITY*      0R ACCRUED          PAID          LIABILITY
------------------------------------------------------------------------------------------------------------------
1.     WITHHOLDING**                                          $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
2.     FICA-EMPLOYEE**                                        $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
3.     FICA-EMPLOYER**                                        $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
4.     UNEMPLOYMENT                                           $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
5.     INCOME                                                 $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
6.     OTHER (ATTACH LIST)                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
7.     TOTAL  FEDERAL  TAXES                                  $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
STATE  AND  LOCAL
------------------------------------------------------------------------------------------------------------------
8.     WITHHOLDING                                            $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
9.     SALES                                                  $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
10.    EXCISE                                                 $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
11.    UNEMPLOYMENT                                           $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
12.    REAL  PROPERTY                                         $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
13.    PERSONAL  PROPERTY                                     $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
14.    OTHER (ATTACH LIST)                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
15.    TOTAL  STATE  &  LOCAL                                 $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
16.    TOTAL  TAXES                                           $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                   MONTHLY OPERATING REPORT

CASE  NAME: OK TURBINES, INC.                      ACCRUAL BASIS-5

CASE  NUMBER: 00-42146-BJH-11                      02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                     MONTH:    June 2000
BANK  RECONCILIATIONS

                                              Account #1      Account #2      Account #3
------------------------------------------------------------------------------------------------------------
A.          BANK:                          Bank of America  Bank of America Bank of America
----------------------------------------------------------------------------------------------
B.           ACCOUNT  NUMBER:                15819-20089      00127-09156     00129-09155        TOTAL
----------------------------------------------------------------------------------------------
C.           PURPOSE  (TYPE):                 Operating         Payroll        Operating
------------------------------------------------------------------------------------------------------------
1.     BALANCE  PER  BANK  STATEMENT               $422,984              $0              $0        $422,984
------------------------------------------------------------------------------------------------------------
2.     ADD:  TOTAL  DEPOSITS  NOT  CREDITED              $0              $0              $0              $0
------------------------------------------------------------------------------------------------------------
3.     SUBTRACT:  OUTSTANDING  CHECKS               $53,648              $0              $0         $53,648
------------------------------------------------------------------------------------------------------------
4.     OTHER  RECONCILING  ITEMS                         $0              $0              $0              $0
------------------------------------------------------------------------------------------------------------
5.     MONTH  END  BALANCE  PER  BOOKS         $369,336           $0              $0               $369,336
------------------------------------------------------------------------------------------------------------
6.     NUMBER  OF  LAST  CHECK  WRITTEN          5161        Account closed   Account closed
------------------------------------------------------------------------------------------------------------


INVESTMENT ACCOUNTS

                                               DATE OF          TYPE OF             PURCHASE         CURRENT
BANK,  ACCOUNT  NAME  &  NUMBER                PURCHASE       INSTRUMENT              PRICE           VALUE
------------------------------------------------------------------------------------------------------------
7.     N/A
------------------------------------------------------------------------------------------------------------
8.     N/A
------------------------------------------------------------------------------------------------------------
9.     N/A
------------------------------------------------------------------------------------------------------------
10.    N/A
------------------------------------------------------------------------------------------------------------
11.    TOTAL  INVESTMENTS                                                                $0              $0
------------------------------------------------------------------------------------------------------------

CASH

------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                                $491
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
13.    TOTAL  CASH  -  END  OF MONTH                                                               $369,827
------------------------------------------------------------------------------------------------------------

                                                   MONTHLY OPERATING REPORT


CASE  NAME: OK TURBINES, INC.                      ACCRUAL BASIS-6

CASE  NUMBER: 00-42146-BJH-11                      02/13/95, RWD, 2/96

                                                   MONTH:   June 2000

PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------
                             INSIDERS
--------------------------------------------------------------------
                          TYPE OF             AMOUNT     TOTAL PAID
        NAME              PAYMENT              PAID        TO DATE
--------------------------------------------------------------------
1.   GREGG NIMMO       Reimbursment               $91        $8,092
--------------------------------------------------------------------
2.   GREGG NIMMO       Salary                 $11,900       $19,833
--------------------------------------------------------------------
3.
--------------------------------------------------------------------
4.
--------------------------------------------------------------------
5.
--------------------------------------------------------------------
6.   TOTAL  PAYMENTS
     TO  INSIDERS                             $11,991       $27,925
--------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                  PROFESSIONALS
------------------------------------------------------------------------------------------------
                        DATE OF COURT                                                 TOTAL
                       ORDER AUTHORIZING   AMOUNT        AMOUNT      TOTAL PAID     INCURRED
          NAME              PAYMENT       APPROVED        PAID         TO DATE     & UNPAID *
------------------------------------------------------------------------------------------------
1.   N/A
------------------------------------------------------------------------------------------------
2.   N/A
------------------------------------------------------------------------------------------------
3.   N/A
------------------------------------------------------------------------------------------------
4.   N/A
------------------------------------------------------------------------------------------------
5.   N/A
------------------------------------------------------------------------------------------------
6.   TOTAL  PAYMENTS
     TO  PROFESSIONALS                             $0            $0            $0            $0
------------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------

                                          SCHEDULED      AMOUNTS
                                           MONTHLY        PAID          TOTAL
                                          PAYMENTS       DURING        UNPAID
           NAME OF CREDITOR                  DUE          MONTH     POSTPETITION
--------------------------------------------------------------------------------
1. City of Hollister - Building Rent         $2,335        $2,335            $0
--------------------------------------------------------------------------------
2. Other                                    various          $887
--------------------------------------------------------------------------------
3. N/A
--------------------------------------------------------------------------------
4. N/A
--------------------------------------------------------------------------------
5. N/A
--------------------------------------------------------------------------------
6. TOTAL                                     $2,335        $3,222            $0
--------------------------------------------------------------------------------

                                                   MONTHLY OPERATING REPORT

CASE  NAME: OK TURBINES, INC.                      ACCRUAL  BASIS-7

CASE  NUMBER: 00-42146-BJH-11                      02/13/95, RWD, 2/96

                                                   MONTH:  June 2000

QUESTIONNAIRE

-------------------------------------------------------------------------------------------------------
                                                                                  YES          NO
-------------------------------------------------------------------------------------------------------
1.    HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE
      THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?                              X
-------------------------------------------------------------------------------------------------------
2.    HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT
      OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?                                         X
-------------------------------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE  FROM RELATED PARTIES?                                                        X
-------------------------------------------------------------------------------------------------------
4.    HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES
      THIS REPORTING PERIOD?                                                                   X
-------------------------------------------------------------------------------------------------------
5.    HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                                                                   X
-------------------------------------------------------------------------------------------------------
6.    ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                                       X
-------------------------------------------------------------------------------------------------------
7.    ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES
      PAST  DUE?                                                                               X
-------------------------------------------------------------------------------------------------------
8.    ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                                  X
-------------------------------------------------------------------------------------------------------
9.    ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                                           X
-------------------------------------------------------------------------------------------------------
10.   ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS
      DELINQUENT?                                                                              X
-------------------------------------------------------------------------------------------------------
11.   HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE
      REPORTING PERIOD?                                                                        X
-------------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                          X
-------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------



INSURANCE
-------------------------------------------------------------------------------------------------------
                                                                                  YES          NO
-------------------------------------------------------------------------------------------------------
1.    ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                                     X
-------------------------------------------------------------------------------------------------------
2.    ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                                  X
-------------------------------------------------------------------------------------------------------
3.    PLEASE  ITEMIZE  POLICIES  BELOW.
-------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
-------------------------------------------------------------------------------------------------------
           TYPE  OF                                                                PAYMENT AMOUNT
            POLICY                    CARRIER          PERIOD COVERED               & FREQUENCY
-------------------------------------------------------------------------------------------------------
See Kitty Hawk, Inc. Case #400-42141
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

CASE  NAME: OK TURBINES, INC.                          FOOTNOTES SUPPLEMENT

CASE  NUMBER: 00-42146-BJH-11                                ACCRUAL BASIS

                                             MONTH:         June 2000



--------------------------------------------------------------------------------
 ACCRUAL BASIS        LINE              FOOTNOTE / EXPLANATION
  FORM NUMBER        NUMBER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       3                12       All payroll is paid out of Kitty Hawk Charters,
                        13       Inc. (Case #400-42142) and allocated to the
                                 Company. Related payroll taxes are disbursed
                                 out of and reported at KH Charters.
--------------------------------------------------------------------------------
       6                         All Professional fees related to the
                                 Reorganization of the Company are disbursed out
                                 of Kitty Hawk, Inc. (Parent Company). Refer to
                                 Case # 400-42141
--------------------------------------------------------------------------------
       7                         All insurance plans related to the Company are
                                 carried at Kitty Hawk, Inc. (Parent Company).
                                 Refer to Case # 400-42141.
------------------------------------------------------------------------------

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
CASE  NAME: OK TURBINES, INC.

CASE  NUMBER: 00-42146-BJH-11

DETAILS OF OTHER ITEMS


ACCRUAL BASIS-1                         June 2000


8.   OTHER (ATTACH LIST)                   $ (1,007,671)Reported
                                 -----------------------
        Intercompany Receivables             (1,131,451)
        Uncollectible A/R                        12,844
        Security Deposit                        110,936
                                 -----------------------
                                             (1,007,671)Detail
                                 -----------------------
                                                      - Difference


25.  OTHER (ATTACH LIST)                         15,356 Reported
                                 -----------------------
        Bank Fees                                 4,413
        Freight                                   4,011
        Fuel                                        613
        Petty Cash                                   11
        Subscriptions                             2,722
        Refunds                                     350
        Outside Services                            506
        Federal Express Reinstatement             2,730
                                 -----------------------
                                                 15,356 Detail
                                 -----------------------
                                                      - Difference

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